Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing, How MNPI Considered [Text Block]	Stock-Based Compensation

We used stock-based awards to reward long-term performance and to attract, motivate, retain and reward executive officers and other employees, officers, directors and individual consultants by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and provide such persons with performance incentives to expend their maximum efforts in the creation of stockholder value. Stock-based awards are awarded under our 2024 Incentive Compensation Plan (the “2024 Plan”).

Neither the Board of Directors nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of equity awards, including with respect to options, nor do we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has generally granted such awards once a year to directors and executive officers. In addition to the annual grants of equity awards, equity awards may be granted at other times during the year to newly hired or promoted employees, and in other special circumstances. In 2024, we did not grant any stock options, stock appreciation rights, or similar option-like instruments to directors, named executive officers or other individuals.

MNPI Disclosure Timed for Compensation Value [Flag]	false